1Q 2007 Investor Presentation: Solutions to transform data-driven processes in healthcare, financial services, telecommunications and more Exhibit 99.1

Certain forward-looking statements are included in this presentation, including statements relating to Company goals, growth strategy and future business opportunities. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect Quovadx management's current expectations regarding future events and operating performance, speak only as of the date of this presentation and include the Company's intention to invest in targeted growth initiatives while remaining committed to achieving profitability in 2007. Investors are cautioned that all forward-looking statements in this presentation involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Such risks and uncertainties include: the outcome of the Company's review of strategic alternatives; the ability of Quovadx's business divisions to execute growth strategies; increased market competition; market acceptance of and demand for existing products; market acceptance and demand for new solutions in the process of being introduced, including Rogue Wave(r) Hydra, CareScience(tm) Standards of Care and ISD's Intelligent Health Broker and related interoperability solutions; the Company's ability to replace revenue from the MUSC contract termination; longer-than expected sales cycles; the rate at which technology is adopted within the healthcare sector; the rate at which communities adopt and fund electronic health and medical records, computerized physician order entry systems, national provider ID initiatives and community-based health information exchange initiatives; the rate at which healthcare providers, payers and communities adopt and fund pay-for-performance initiatives; the rate at which software developers move away from C++ applications in favor of Java or other program-language applications; the Company's ability to successfully execute marketing plans and programs; the Company's success in maintaining and expanding current relationships, winning new customers and growing internationally; the Company's success with its partnership and channel-sales marketing strategy; the Company's ability to hit the market window for new technologies and solutions; the outcome of the Company's previously announced review of strategic alternatives; the Company's ability to attract and retain personnel while it is evaluating strategic alternatives; the final outcome of the ongoing SEC investigation and class action litigation settlement agreements; the Company's ability to manage and mitigate the liability it faces under privacy and security laws, regulations and contract requirements; and other risks. A full discussion of known risks and uncertainties is included in the Company's Annual Report on Form 10K and Quarterly Reports on Form 10-Q as filed with the SEC, copies of which are available without charge from the Company. These filings are also available electronically through a link from the Quovadx Investor Relations Web page or from the SEC Web site at www.sec.gov under "Quovadx, Inc." If any of the events described in those filings were to occur, either alone or in combination, it is likely that the Company's ability to reach the results described in the forward-looking statements could be impaired and the Company's stock price could be adversely affected. Quovadx does not undertake any obligation to update or correct any forward-looking statements included in this presentation to reflect events or circumstances occurring after the date of this presentation. CARESCIENCE, HYDRASDO and the HYDRA logo are trademarks, and CLOVERLEAF, INSURENET, QUOVADX, ROGUE WAVE, SOURCEPRO, STINGRAY and the QUOVADX logo are registered trademarks, of Quovadx, Inc. All other company and product names mentioned may be trademarks of the companies with which they are associated. Safe Harbor Statement 2

Quovadx Overview Fast-growing markets Healthcare IT SOA Development Tools Proven technology Respected brands Focused growth strategies Recurring revenue (48%) Strong balance sheet Seasoned management Market cap: $112MM** Price to sales*: 1.3** EV to revenue*: 0.9** Recent price: $2.66** Growth Opportunity: Based in Colorado 360+ professionals worldwide NASDAQ Symbol QVDX 20,000+ Customers worldwide 3 * Trailing twelve months ** Source: Yahoo Finance, March 9, 2007

We have three business divisions enabling critical, data-driven processes LEADER in reusable software components for enterprise class development and high performance SOA. We... Integrate... Analyze... Perform... LEADER in global healthcare interoperability solutions. MARKETS: Hospitals/IDNs Health Plans/Payers Physicians' Offices Labs, Pharmacies Healthcare Communities Government LEADER in HCIT solutions for quality management and reporting. MARKETS: Hospitals/IDNs MARKETS: Financial Services Telecomm Healthcare Other 4 2006 Revenue: $39.6MM 2006 Revenue: $15.5MM 2006 Revenue: $29.0MM 2006 Revenue: $84.1MM

We focus primarily on healthcare IT and software development tools 66% HEALTHCARE 20% FINANCIAL SERVICES 10% TELECOM 4% OTHER 5 2006 Revenue

We operate in fast-growing markets U.S. Healthcare IT Spending 2004 Percent of Companies Using/Planning to Use SOA Small Businesses 21% 28% 2006E 2007E 2008E 2009E 2005E $15.9 $18.4 $17.1 $19.8 $21.5 $23.1 Source: CIBC Report, February, 2007 70% Medium-Sized Businesses Large Enterprises $ in Billions Source: Forrester Spending on HCIT is expected to grow at a CAGR of 7.7% over the next five years. Worldwide spending on SOA software products and services was estimated at $8.6 billion in 2006, growing to $33.8 billion by 2010 - for a CAGR of 41.7%. 6

Our customers and partners are the "Who's Who" in their markets... 7

We have established a track record of improving results... License Revenue ($MM) Total Revenue ($MM) $83.1 Adjusted Earnings/(Loss) Per Share* $82.8 Adjusted Net Income/(Loss)* ($MM) 2004 2005 2006 $84.1 2004 2005 2006 2004 2005 2006 2004 2005 2006 $29.8 $27.2 $30.9 ($2.4) ($17.0) ($1.6) ($0.06) ($0.43) ($0.02) * 2006 net loss excludes $10.4MM, or $0.25 per share, of legal settlement expense, and $1.9MM, or $0.05 per share, of share based compensation expense. 2005 net loss excludes $0.5MM, or $0.01 per share, of share-based compensation expense. 2004 net loss excludes $7.2MM. Or $0.18 per share, of asset impairment. . 8

Adjusted financial results, excluding MUSC Adjusted License Revenue* ($MM) Adjusted Total Revenue* ($MM) Adjusted Earnings/(Loss) Per Share* $70.6 Adjusted Net Income/(Loss)* ($MM) 2005 2006 $70.9 2005 2006 2005 2006 2005 2006 $29.8 $30.9 ($5.0) ($3.1) ($0.12) ($0.07) * 2006 financial results exclude impacts of MUSC contract ($13.2MM of revenue and $2.3MM of operating income) as well as $10.4MM, or $0.25 per share, of legal settlement expense and $1.9MM, or $0.05 per share, of share-based compensation expense. 2005 financial results exclude impacts of MUSC contract ($12.5MM of revenue and $2.6MM of operating income), as well as $0.5MM, or $0.01 per share, of share-based compensation expense. 9

....and we continue to focus on preserving and growing cash Cash from Operations* ($MM) Total Cash ($MM) 2004 2005 2006 2004 2005 2006 $32.8 $25.4 $30.6 $10.6 ($4.2) $4.2 * 2006 cash from operations and total cash include increased investment to support growth initiatives as well as $2.6MM paid to settle legacy shareholder lawsuits. 10

2007 Performance Objectives Grow revenue - 5% to 10%* Improve gross margins Deliver profits, beginning in the second half of the year 11 We are focused on accelerating growth * Based on 2006 revenue of $84.1MM, less $13.2MM of revenue from MUSC.

Addressing critical issues in healthcare

The U.S. is threatened by a "perfect storm" of healthcare challenges Out-of-control costs Unacceptable quality Limited access to data due to lack of HCIT 13

Rising healthcare costs threaten to bankrupt our future Given current spending trends, Medicare's hospital insurance fund will be exhausted in 2019. Source: CMS, Office of Actuary, National Health Statistics Group. National Health Expenditures and Their Share of GDP, 1980-2015 National health spending is projected to continue to increase as a share of GDP over the next decade. $4500 $3600 $2700 $1800 $900 $0 25% 20% 15% 10% 5% 0% < ACTUAL PROJECTED > National Health Expenditures GDP Share Billions GDP Share 1980 90 95 2000 2005 2010 2015 14

HHS and others are taking aggressive action to address this issue HHS Secretary Leavitt's 4-Point Program: Promote interoperability - Adopt standards and Health IT Systems that are compatible and connected Measure quality - Adopt benchmark standards to measure the quality of care provided Compare costs - Require public reporting to provide consumers information on comparative rankings of cost/quality metrics of healthcare providers Provide incentives - Promote pay for performance (P4P) and other incentives to motivate improvement in the quality of care and the adoption of HCIT. 15 Our ISD and CareScience divisions are well positioned to capitalize on these trends.

Integration Solutions Division (ISD) ENABLING HOSPITALS TO ACCESS, SHARE AND UTILIZE DATA BY INTEGRATING MULTIPLE SYSTEMS Cloverleaf(r) Integration Suite has #1 market share in U.S. 33% of U.S. hospitals 40% of IDNs Significant share of medium and large hospital systems in Germany and the Netherlands Growing presence in Canada, the U.K., Europe, Asia Pacific, South Africa and the Middle East According to HIMSS, more hospitals turn to Quovadx than any other interface engine vendor.* * Source: "Avoiding the Dreaded Failure to Communicate," Healthcare IT News, December 2005 Market: Up to 5,800 hospitals in the U.S. alone 16

ISD: Growth Opportunity MOVING OUTSIDE OF HOSPITALS, HOSPITAL SYSTEMS TO CONNECT HEALTHCARE AND OTHER COMMUNITIES Intelligent Health Broker (IHB) provides Web services integration and enables new products to connect physicians' offices, pharmacies, healthcare communities (RHIO/NHIN) Other solutions to: Connect payers and providers Provide EMPI, NPI solutions Connect state and local governments Recent success with new clinical and financial interoperability solutions Successful completion of NHIN demonstration project 17

Growth Drivers HHS mandate for interoperability Growing demand for interoperability solutions to support EMRs, CPOE, e-prescribing & data sharing across communities, here and abroad Strong incumbent position in hospitals, IDNs Growing presence outside the four walls of the hospital Successful completion of NHIN demonstration project Recent product enhancements to support efficient mapping of HL7 versions & secure data exchange between MD offices and others Growth Strategies Continue to promote IHB, Clinical and Financial Interoperability Solutions Expand product offering via strategic relationships Expand domestic sales channels Expand international sales channels Enhance Cloverleaf(r) suite to support XML, Web services, SOA as well as international and other standards 18 ISD Growth Initiatives

CareScience Division
Solutions for Quality Management & Reporting

QUOVADX

Focus on Hospitals and Health Systems

- ~200 hospital customers
- Highly regarded for quality and care management vision and expertise
- Respected industry advocate for quality standards and customer concerns

ASP Business Model

- 3+ year subscription contracts
- Revenue recognized over life of contract
- $22.7MM backlog
- > 95% renewal rate

CareScience™ Standards of Care

- Introduced 2006
- Streamlined data collection and reporting to JCAHO, CMS, The Leapfrog Group, IHI and others

CareScience™ Quality Manager

- Data collection and analysis to enable continuous quality/cost improvement
- Robust patient risk assessment methodologies

CareScience™ Services

- Voluntary/mandated performance reporting
- Quality improvement
- Cultural change

19

CareScience Growth Initiatives

QUOVADX

Growth Drivers

- HHS mandate for quality metrics, public reporting of cost/quality metrics and P4P
- Cultural shift in healthcare community toward quality improvement as a business issue
- IHI "5 Million Lives" Campaign
- New leadership/momentum in sales
- Recent agreement with The Leapfrog Group

Growth Strategies

- Promote CareScience™ Standards of Care to support regulatory reporting requirements
- Promote CareScience™ Quality Manager to support quality and P4P initiatives
- Build on recent sales momentum with targeted sales and marketing programs
- Expand and market professional services
- Explore value-added strategic relationships and develop indirect sales channels
- Invest in additional product development


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Category: All Hospitalizations
Condition/Procedure: All
Time Period: January 2004 through December 2004

Facility / City	Total Hospitalizations	Risk Adjusted Average Charge	Risk Adjusted Average Length of Stay
STATEWIDE	2,448,709	$25,862	4.8 days
All Children's Hospital - 100250 St. Petersburg	9,077	$24,374	4.5 days
Anne Bates Leach Eye Hospital - 100240 Miami	158	$26,012	5.1 days
Arnold Palmer Hospital for Children & Women - 120001 Orlando	28,808	$21,836	4.2 days
Aventura Hospital and Medical Center - 100131 Aventura	14,566	$31,091	5.1 days

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Addressing mission-critical software development challenges

Rogue Wave Software LEADER IN THE PROVISION OF REUSABLE HIGH-PERFORMANCE SOFTWARE COMPONENTS Focus on professional developers with high-performance requirements in financial services, telecommunications, healthcare and more Leading provider of C++ development tools >300,000 developer seats deployed Embedded in MSFT, SUNW operating systems Rigorous testing performed by the Carnegie Mellon Software Engineering Institute* shows Rogue Wave(r) tools outperform competitors in numerous performance categories Rogue Wave(r) components are used by New York's 15 largest investment companies** to power mission-critical business systems * Hari, L., Midha, A., Singh, R. (2005). Rapid Integration Tools for Rapid Application Development. Carnegie Mellon Software Engineering Institute ** Crain's New York Business, Book of Lists 2005 22

High-performance applications: Three critical trends 2x 10x EVEN 50x SCALABILITY - Developers are being asked to deliver order-of-magnitude improvements in application performance. MULTI-CORE - Hardware vendors promise faster processing via multi-core chips: however, most existing applications weren't written to run on multi- core machines. COST CONTROLS - To enable existing enterprise applications to meet performance requirements requires costly investments in new hardware, or expensive overhauls of existing applications. Rogue Wave Software is uniquely positioned to address these issues and capitalize on these trends. 23

Rogue Wave Software: Growth Opportunity HELPING CUSTOMERS LEVERAGE LEGACY APPLICATIONS AND ACHIEVE ORDER-OF-MAGNITUDE PERFORMANCE IMPROVEMENTS VIA SOA Rogue Wave(r) Hydra Suite HydraSCA Runtime HydraData Components Components for SDO HydraSDO(tm) for XML HydraSDO(tm) for Databases HydraSDO(tm) for Text Now Available Now Available Now Available Coming Soon 24

Rogue Wave(r) Hydra UNIQUE SOFTWARE PIPELINES TECHNOLOGY ENABLES IMPROVEMENT IN APPLICATION PERFORMANCE VIA CONCURRENT COMPUTING Unique "Pipelines" technology enables customers to deliver orders-of-magnitude performance improvements for both new and existing applications via concurrent computing. Parallel, Not Ordered 25 Ordered, Not Parallel Pipelines Ensure order Massive scalability

Rogue Wave Software Growth Initiatives 26 Growth Strategies Leverage existing customer base for SourcePro(r) sales and service Embrace new solution selling model Leverage Rogue Wave(r) Hydra Convert POCs and pipeline to sales Expand Intel/Rogue Wave developer workshops Expand services to provide training in concurrent computing Expand strategic ISV and SI partnerships Invest in product development Growth Drivers Strong relationships with existing clients and professional developer community Growing demand for high- performance SOA Trend toward multi-core/concurrent computing Participation in OpenSOA consortium Strategic partnerships with Intel and others

Summary Challenges Meet growth objectives Successfully execute growth strategies Generate cash to cover ongoing investment in R&D, sales and marketing Build/leverage synergies between divisions Resolve legacy SEC issue Complete review of strategic alternatives Strengths Improving financial performance Gross margins Adjusted EBITDA Cash Significant market opportunity Healthcare IT SOA Focused growth initiatives Committed team Going forward, we are focused on accelerating growth and delivering value. 27

Detailed financial results

2006 Revenue Breakout by Division 29 35% 18% 47%

Integration Solutions Division (ISD) 30 Revenue* ($MM) $3.5 $4.7 Gross Margin 38% 46% EBITDA Contributions ($MM) $8.8 $8.9 2005 2006 2005 2006 2005 2006 2005 2006 License Revenue $9.0 $8.4 $39.3 $39.6 2005 2006 Total Revenue Operating Income/(Loss)* ($MM) * 2006 financial results include $13.2MM of revenue and $2.3MM of operating income related to the MUSC contract, which expired December 31, 2006. 2005 financial results include $12.5MM of revenue and $2.6MM of operating income related to MUSC.

CareScience Division 31 Revenue ($MM) ($0.0) ($0.1) Gross Margin 41% 46% EBITDA Contributions ($MM) $1.9 $1.8 2005 2006 2005 2006 2005 2006 2005 2006 License Revenue $5.4 $6.0 $15.4 $15.5 2005 2006 Total Revenue Operating Income/(Loss) ($MM)

Rogue Wave Software Division Revenue ($MM) $9.4 $8.8 Gross Margin 88% 86% EBITDA Contributions ($MM) $13.1 $12.7 32 2005 2006 2005 2006 2005 2006 2005 2006 License Revenue $15.4 $16.5 $28.4 $29.0 2005 2006 Total Revenue Operating Income/(Loss) ($MM) Rogue Wave 2006 results were impacted by increased investment to support launch of Rogue Wave Hydra.

Revenue 33 Sequential Quarters ($MM) Year over Year ($MM) 2005 2006 $83.1 $84.1 Q4-05 Q1-06 Q2-06 Q3-06 $21.6 $20.4 $20.7 $20.4 8.3 7.0 8.0 7.1 3.1 3.0 2.7 3.6 10.2 10.4 10.0 9.8 29.8 13.2 40.1 30.9 12.7 40.6 Recurring Service License $22.6 8.8 3.4 10.4 Q4-06

Gross Margin 34 Sequential Quarters ($MM) Year over Year ($MM) 2005 2006 Q4-05 Q1-06 Q2-06 Q3-06 58% 57% 59% 60% 63% Q4-06 56% 60%

Net Income/(Loss) 35 Net Income* ($MM) Earnings per Share* 2005 2006 ($0.07) ($0.32) * 2006 net loss includes $10.4MM, or $0.25 per share, of legal settlement expense, $1.9MM, or $0.05 per share, of share-based compensation expense, and an income tax benefit of $0.06MM. 2005 net loss includes $0.5MM, or $0.01 per share, of share-based compensation expense. 2005 2006 ($2.9) ($13.1)

EBITDA 36 Sequential Quarters* Year over Year* 2005 2006 $8.2 ($3.6) $2.8 $1.5 $2.6 ($2.4) ($5.4) Q4-05 Q1-06 Q2-06 Q3-06 Q4-06 * 2006 EBITDA includes $10.4MM of legal settlement expense, $1.9MM of share-based compensation expense, and an income tax benefit of $0.06MM. 2005 EBITDA includes $0.5MM of share-based compensation expense.

Cash 37 The Company maintains a solid cash position and no debt. Sequential Quarters ($MM) May 04 Q2-04 Q3-04 Q4-04 Q1-05 Q2-05 Q3-05 Q4-05 Q1-06 $10.4 $18.0 $19.5 $25.4 $27.1 $27.7 $31.2 $32.8 $32.9 * In 2006, the Company's cash position was impacted by increased investment to support growth and legal settlement costs as follows: ($2.0MM) in Q2, $1.0MM in Q3 and ($0.6MM) in Q4. $29.3* Q2-06 Q3-06 Q4-06 $30.6 $30.6

Balance Sheet Summary 38 * Earnings before interest, taxes, depreciation and amortization; 4Q 06 EBITDA includes $4.5MM of legal settlement expense, $0.4MM of share based compensation expense, and an income tax benefit of $0.6MM. 3Q EBITDA includes a $1.0MM refund of a legal settlement and $0.5MM of share based compensation expense. ** Includes short term investments and restricted cash. *** Days Sales Outstanding, defined as ending accounts receivable divided by average daily sales (total quarterly revenue divided by 90 days).

Quovadx, Inc. Consolidated & by Division EBITDA RECONCILIATION (in thousands) (unaudited) 39 * Does not include allocation of corporate overhead.

Quovadx, Inc. Consolidated Results RECONCILIATION OF ADJUSTED RESULTS EX MUSC (in thousands) (unaudited) 40

For additional information: Rebecca Winning, VP Investor Relations 720-554-1346 rebecca.winning@quovadx.com www.quovadx.com

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